UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2005 (April 21, 2005)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” and “us’) hereby amends our Current Report on Form 8-K filed on April 27, 2005 to provide the required financial statements relating to our acquisition of a one-story office/research and development building in El Segundo, California (the “Utah Avenue Building”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the Utah Avenue Building that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01  Financial Statements and Exhibits
Page
(a)	Financial Statements of Businesses Acquired.

	Report of Independent Auditors	3

	Statements of Revenues and Certain Expenses for the year ended December 31, 2004 and the three-month period ended March 31, 2005	4

	Notes to the Statements of Revenues and Certain Expenses	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005	8

	Unaudited Pro Forma Consolidated Statement of Operations for the three-month period ended March 31, 2005	9

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Exhibits.

	None

Report of Independent Auditors

To the Shareholders and Directors of
Behringer Harvard REIT I, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of the Utah Avenue building (the “Utah Avenue Building”) for the year ended December 31, 2004. This Statement of Revenues and Certain Expenses is the responsibility of Behringer Harvard REIT I, Inc.’s management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Utah Avenue Building’s revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Utah Avenue Building for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

June 24, 2005
Dallas, Texas

Utah Avenue Building
Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2004
And the Three-Month Period Ended March 31, 2005

	Year Ended December 31, 2004	Three-Month Period Ended March 31, 2005 (unaudited)

Revenues:
Rental revenue	$1,226,481	$516,784
Tenant reimbursement income	295,435	144,714
Total revenues	1,521,916	661,498

Expenses:
Maintenance and service contracts	10,303	2,647
Utilities	128,049	37,636
Management fees	37,864	13,179
Administrative expenses	4,161	315
Property taxes	157,354	48,445
Property insurance	36,007	7,728
Repairs and maintenance	128,190	62,195
Total expenses	501,928	172,145
Revenues in excess of certain expenses	$1,019,988	$489,353

The accompanying notes are an integral part of these statements.

Utah Avenue Building
Notes to the Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2004
And the Three-Month Period Ended March 31, 2005

1.    Basis of Presentation and Summary of Significant Accounting Policies

On April 21, 2005, Behringer Harvard REIT I, Inc. acquired a one-story office/research and development building containing approximately 150,495 rentable square feet (unaudited) located on approximately 9.6 acres of land (unaudited) in El Segundo, California (the “Utah Avenue Building”).

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K. The statements are not intended to be a complete presentation of the revenues and expenses of the Utah Avenue Building for the year ended December 31, 2004 and three-month period ended March 31, 2005, as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Utah Avenue Building have been excluded.

Revenue Recognition
Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Tenant reimbursement income consists of  recoveries of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

Maintenance and Service Contracts
Maintenance and service contract expenses represent some of the direct expenses of operating the Utah Avenue Building and include maintenance, repairs, cleaning, heating and air-conditioning, and security costs that are expected to continue in the ongoing operation of the Utah Avenue Building. Expenditures for maintenance and service contract expenses are charged to operations as incurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.    Leases

The minimum future cash rentals of the tenant leases based on noncancelable operating leases held as of December 31, 2004 are as follows:

2005	$1,945,379
2006	2,032,506
2007	2,093,958
2008	2,161,607
2009	1,728,630
Thereafter	271,599
Total	$10,233,679

3.    Major Tenants

The following presents revenue from the tenants who in total represent 100% of the Utah Avenue Building’s rental revenue for the year ended December 31, 2004 and the three-month period ended March 31, 2005:

	Year ended December 31, 2004	Three-month period ended March 31, 2005 (unaudited)
Northrop Grumman Space and Mission Systems Corporation	$468,759	$264,210
Unisys Corporation	757,722	252,574

4.    Related Party Transactions

LBA, Inc. (“LBA”), an affiliate of the previous owner of the Utah Avenue Building, had the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the Utah Avenue Building. Under the terms of the management agreement, LBA received a monthly property management fee equal to the greater of 2% of the monthly gross cash receipts of the property or $2,500. Total management fees during the year ended December 31, 2004 and the three-month period ended March 31, 2005 were $37,864 and $13,179, respectively.

5.    Statement of Revenues and Certain Expenses for the Three-Month Period Ended March 31, 2005

The statement of revenues and certain expenses for the three-month period ended March 31, 2005 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results for a full year for the operation of the Utah Avenue Building.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Financial Information

On April 21, 2005, we acquired the Utah Avenue Building, a one-story office/research and development building containing approximately 150,495 rentable square feet located on approximately 9.6 acres of land in El Segundo, California, through Behringer Harvard Utah Avenue LP, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, our operating partnership. The purchase price of the Utah Avenue Building was $29,879,429 including closing costs. We used borrowings of $20,000,000 under a loan agreement (“the Utah Avenue Loan Agreement”) with Greenwich Capital Financial Products, Inc. (the “Utah Avenue Lender”) to pay a portion of the contract purchase price and paid the remaining amount from proceeds of our offering of common stock to the public.

In the opinion of our management, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
as of March 31, 2005

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired the Utah Avenue Building as of March 31, 2005. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statements of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three-month period ended March 31, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on March 31, 2005, nor does it purport to represent our future financial position.

	March 31, 2005 as Reported (a)	Pro Forma Adjustments		Pro Forma March 31, 2005

Assets
Real estate
Land	$10,856,361	$16,800,000	(b)	$27,656,361
Building, net	46,833,614	6,917,325	(b)	53,750,939
Acquired in-place lease intangibles, net	12,413,281	4,811,856	(b)	17,225,137
Total real estate	70,103,256	28,529,181		98,632,437

Cash and cash equivalents	52,875,853	(9,879,429)	(b)	44,246,424
		1,250,000	(d)
Restricted cash	11,864,583	1,170,459	(b)	13,035,042
Accounts receivable	595,207	-		595,207
Prepaid expenses and other assets	142,065	91,048	(b)	233,113
Escrow deposits	3,050,000	(1,250,000)	(d)	1,800,000
Investments in tenant-in-common interests	146,869,554	-		146,869,554
Deferred financing fees, net of accumulated
amortization of $148,828	2,145,515	286,823	(c)	2,432,338
Receivables from affiliates	263,996	-		263,996
Total assets	$287,910,029	$20,198,082		$308,108,111

Liabilities and stockholders' equity

Liabilities
Mortgages payable	$127,273,168	$20,000,000	(b)	$147,273,168
Accounts payable	20,762	-		20,762
Payables to affiliates	62,197	-		62,197
Acquired below market leases	1,179,238	135,453	(b)	1,314,691
Dividends payable	1,034,135	-		1,034,135
Accrued liabilities	1,805,476	62,629	(b)	1,868,105
Subscriptions for common stock	4,908,137	-		4,908,137
Total liabilities	136,283,113	20,198,082		156,481,195

Commitments and contingencies

Stockholders' equity
Preferred stock, $.0001 par value per share;
50,000,000 shares authorized, none outstanding	-	-		-
Common stock, $.0001 par value per share;
350,000,000 shares authorized, 18,352,172
shares issued and outstanding	1,835	-		1,835
Additional paid-in capital	161,945,946	-		161,945,946
Cumulative distributions and net loss	(10,320,865)	-		(10,320,865)
Total stockholders' equity	151,626,916	-		151,626,916
Total liabilities and stockholders' equity	$287,910,029	$20,198,082		$308,108,111

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the three-month period ended March 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the Utah Avenue Building on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three-month period ended March 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Three months ended March 31, 2005 as Reported (a)	Prior Acquisitions Pro Forma Adjustments (b)	Statement of Revenues and Certain Expenses (c)	Pro Forma Adjustments		Pro Forma Three-month period ended March 31, 2005

Revenue
Rental revenue	$2,052,746	$-	$661,498	$(23,638)	(d)	$2,690,606
Total revenues	2,052,746	-	661,498	(23,638)		2,690,606

Expenses
Property operating expenses	310,249	-	110,206	-		420,455
Interest	1,738,062	89,083	-	284,171	(e)	2,111,316
Rate lock extension expense	450,000	-	-	-		450,000
Real estate taxes	284,505	-	48,445	-		332,950
Property management fees	179,078	7,335	13,179	(13,179)	(f)	206,258
				19,845	(g)
Asset management fees	174,729	6,117	-	44,819	(h)	225,665
General and administrative	269,346	-	315	-		269,661
Depreciation and amortization	1,594,179	-	-	270,088	(i)	1,864,267
Total expenses	5,000,148	102,535	172,145	605,744		5,880,572

Interest income	123,173	-	-	-		123,173

Equity in earnings of investments
in tenant-in-common interests	939,927	(19,426)	-	-		920,501

Net income (loss)	$(1,884,302)	$(121,961)	$489,353	$(629,382)		$(2,146,292)

Basic and diluted weighted
average shares outstanding	15,752,708					15,752,708

Basic and diluted loss per share	$(0.12)					$(0.14)

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the Utah Avenue Building on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Year ended December 31, 2004 as Reported (a)	Prior Acquisitions Pro Forma Adjustments (b)	Statement of Revenues and Certain Expenses (c)	Pro Forma Adjustments		Pro Forma Year ended December 31, 2004

Revenues
Rental revenue	$129,981	$9,352,631	$1,521,916	$(94,551)	(d)	$10,909,977
Total revenues	129,981	9,352,631	1,521,916	(94,551)		10,909,977

Expenses
Property operating expenses	1,959	1,158,034	302,549	-		1,462,542
Interest	1,689,994	5,412,789	-	1,136,682	(e)	8,239,465
Rate lock extension expense	525,000	-	-	-		525,000
Real estate taxes	19,967	1,041,658	157,354	-		1,218,979
Property management fees	205,515	663,262	37,864	(37,864)	(f)	914,434
				45,657	(g)
Asset management fees	89,596	638,151	-	179,277	(h)	907,024
Organization expenses	217,897	-	-	-		217,897
General and administrative	711,603	699,383	4,161	-		1,415,147
Depreciation and amortization	-	4,322,144	-	1,080,352	(i)	5,402,496
Total expenses	3,461,531	13,935,421	501,928	2,404,104		20,302,984

Interest income	389,737	(83,577)	-	-		306,160

Equity in earnings of investments
in tenant-in-common interests	1,402,847	1,482,994	-	-		2,885,841

Net income (loss)	$(1,538,966)	$(3,183,373)	$1,019,988	$(2,498,655)		$(6,201,006)

Basic and diluted weighted
average shares outstanding	5,358,697			6,724,957	(j)	12,083,654

Basic and diluted loss per share	$(0.29)					$(0.51)

Behringer Harvard REIT I, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.    Reflects our historical balance sheet as of March 31, 2005.

b.    Reflects the acquisition of the Utah Avenue Building for $29,879,429. The acquisition was funded with $9,879,429 of cash including $1,250,000 of escrow deposits previously paid and $20,000,000 of debt. We allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$16,800,000	-
Building	6,917,325	25 years
Above/below market leases, net	434,998	4.6 years
Tenant improvements, leasing commissions
& legal fees	2,041,017	4.6 years
In-place leases	1,155,755	4.6 years
Tenant relationships	1,044,633	9.6 years
Prepaid expenses and other assets	91,048	-
Restricted cash	1,170,459	-
Financing fees	286,823	-
Other accruals	(62,629)	-
	$29,879,429

We allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles are amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

c.    Reflects financing costs incurred in connection with obtaining the debt.

d.    Reflects the reclassification of the earnest money deposits for the Utah Avenue Building at March 31, 2005 from escrow deposits to cash.

Unaudited Pro Forma Consolidated Statement of Operations for the three-month period ended March 31, 2005

a.    Reflects our historical operations for the three months ended March 31, 2005.

b.    Reflects the Pro Forma results for Alamo Plaza which was acquired on February 24, 2005.

c.    Reflects the historical revenues and certain expenses of the Utah Avenue Building.

d.    Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 55 months.

e.    Represents interest expense associated with the $20,000,000 of long-term debt obtained in connection with the purchase of the Utah Avenue Building and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.54% per annum, requires monthly payments of interest only beginning June 6, 2005 with monthly interest and principal payments required beginning June 6, 2010 and continuing to the maturity date. The debt matures in 2015. The deferred financing costs in the amount of $286,823 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.    Reflects the reversal of historical property management fees for the Utah Avenue Building.

g.    Reflects the property management fees associated with the current management of the Utah Avenue Building. The property is managed by HPT Management Services
LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.    Reflects the asset management fees associated with the Utah Avenue Building. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.    Reflects the depreciation and amortization of the Utah Avenue Building using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$6,917,325	25 years
Real estate intangibles[1]	3,631,770	4.6 years
Tenant relationships	1,044,633	9.6 years

______________________
¹ Included in real estate intangibles is $570,450 of above market lease value and $135,453 of below market lease value, which are amortized to rental income. See Note d.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004

a.    Reflects our historical operations for the year ended December 31, 2004.

b.    Reflects the combined Pro Forma results for the following properties:

Property	Acquisition Date
Enclave on the Lake	April 12, 2004
St. Louis Place	June 30, 2004
Colorado Property	August 10, 2004
Travis Tower	October 1, 2004
Cyprus Building	December 16, 2004
Pratt Building	December 17, 2004
Ashford Perimeter	January 6, 2005
Alamo Plaza (as adjusted for a change in estimated useful lives)	February 24, 2005

c.    Reflects the historical revenues and certain expenses of the Utah Avenue Building.

d.    Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 55 months.

e.    Represents interest expense associated with the $20,000,000 of long-term debt obtained in connection with the purchase of the Utah Avenue Building and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.54% per annum, requires monthly payments of interest only beginning June 6, 2005, with monthly interest and principal payments required beginning June 6, 2010 and continuing to the maturity date. The debt matures in 2015. The deferred financing costs in the amount of $286,823 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.    Reflects the reversal of historical property management fees for the Utah Avenue Building.

g.    Reflects the property management fees associated with the current management of the Utah Avenue Building. The property is managed by HPT Management Services
LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.    Reflects the asset management fees associated with the Utah Avenue Building. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.    Reflects the depreciation and amortization of the Utah Avenue Building using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$6,917,325	25 years
Real estate intangibles[1]	3,631,770	4.6 years
Tenant relationships	1,044,633	9.6 years

______________________
¹ Included in real estate intangibles is $570,450 of above market lease value and $135,453 of below market lease value, which are amortized to rental income. See Note d.

j.    Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the issuance and/or acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
	$105,998,484

Net cash received from each share of common stock issued	$8.80	(1)

Common stock needed to purchase the nine properties listed above	12,045,282
Plus weighted average of common stock actually outstanding
at March 31, 2005 in excess of 12,045,282	38,372
Less historical weighted average of common stock outstanding
at March 31, 2005	(5,358,697)
	6,724,957

(1)	Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: June 29, 2005	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer